                                                                    Exhibit 10.3

                       CERTIFICATE OF THE DESIGNATIONS,
                        POWERS, PREFERENCES AND RIGHTS

                                      OF

                     SERIES Z CONVERTIBLE PREFERRED STOCK

                                      OF

                             SAMSONITE CORPORATION


                           ________________________

                        Pursuant to Section 151 of the
               General Corporation Law of the State of Delaware

                           ________________________


          Samsonite Corporation, a Delaware corporation (the "Company"), certifies that pursuant to the authority contained in Article IV of its Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation"), and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Company at a meeting duly called and held on April 7, 1999, duly approved and adopted the following resolution which resolution remains in full force and effect on the date hereof:

          RESOLVED, that pursuant to the authority vested in the Board of Directors by the Certificate of Incorporation, the Board of Directors does hereby designate, create, authorize and provide for the issue of a series of preferred stock having a par value of $0.01 per share, which shall be designated as "Series Z Convertible Preferred Stock" (the "Convertible Preferred Stock") consisting of 2,000 shares, having the following powers, preferences and rights, and qualifications, limitations and restrictions thereof, as follows (certain capitalized terms used herein are defined in Section 13 hereof):
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 1.  Dividends.
     ---------

     (i) Holders of shares of the Convertible Preferred Stock shall be entitled to receive, when, as and if dividends are declared by the Board of Directors out of funds of the Company legally available therefor, if such shares of Convertible Preferred Stock are held of record at the close of business on any record date (each, a "Record Date") with respect to payment of dividends on the Common Stock, the amount of dividends as set forth below. The amount of dividends payable in respect of each share of Convertible Preferred Stock shall be equal to the result obtained by multiplying (a) the number of shares (including fractions) of Common Stock into which such share of Convertible Preferred Stock is (or, but for the proviso to the first sentence of Section 2(i) below, would be) convertible on the Record Date by (b) the amount of dividends declared and paid on each share of Common Stock; provided, however,
                                                           --------  -------
that if the Company declares and pays a dividend on the Common Stock consisting in whole or in part of Common Stock, then no such dividend shall be payable in respect of the Convertible Preferred Stock on account of the portion of such dividend on the Common Stock payable in Common Stock and in lieu thereof the anti-dilution adjustment in Section 3(i) below shall apply and; provided
                                                                --------
further, that holders of shares of Convertible Preferred Stock shall not be
-------
entitled to receive, and shall not participate in the distribution of, the transferable subscription rights to be distributed to holders of the Company's Common Stock in connection with the Company's proposed rights offering referred to in the Investment Agreement (the "Rights Offering"). No dividend shall be paid or declared on any share of Common Stock (other than dividends payable in Common Stock and other than pursuant to the Rights Offering), unless a dividend, payable in the same consideration and manner, is simultaneously paid or declared, as the case may be, on each share of Convertible Preferred Stock in an amount determined as set forth above. For purposes hereof, the term "dividends" shall include any pro rata distribution by the Company, out of funds of the
                  --- ----
Company legally available therefor, of cash, property, securities (including, but not limited to, rights, warrants or options) or other property or assets to the holders of the Common Stock, whether or not paid out of capital, surplus or earnings.

     (ii) Notwithstanding the foregoing, if dividends are declared in respect of the Common Stock that are payable in rights, options, warrants or other convertible or exchangeable securities (collectively, "Rights") that entitle the holders thereof to acquire shares of Common Stock (other than pursuant to the Rights Offering), the dividends payable in respect of the Convertible Preferred Stock shall consist of substantially identical Rights that instead are convertible into or exercisable or exchangeable for (as the case may be) shares of convertible preferred stock that have substantially identical terms and provisions (determined by the Company in good faith) as the Convertible Preferred Stock (the "New Convertible Preferred Stock") and the amount of such dividend payable in respect of each share of Convertible Preferred Stock shall be such that the number of shares of New Convertible Preferred Stock (and/or fraction(s) thereof) into which or for which such Rights are convertible, exchangeable or exercisable shall equal that number of shares of New Convertible Preferred Stock which, if fully converted, would be convertible into the number of shares of Common Stock into which or for which the Rights would have been convertible, exchangeable or exercisable had such dividend been payable to the holders of the Convertible Preferred Stock in accordance with paragraph (i) above without regard to this paragraph, and the conversion price, exercise price and/or exchange rate thereof shall be determined in a similar manner (determined by the Company in good faith).

     (iii) Prior to declaring any dividend on shares of Common Stock, the Company shall take all prior corporate action necessary to authorize the issuance of any securities payable as a dividend in respect of the Convertible Preferred Stock.

     1.    Conversion Rights.
           -----------------

     (i) Each share of Convertible Preferred Stock shall be convertible at any time, or from time to time, unless previously redeemed by the Company pursuant to Section 5 hereof, at the option of the holder thereof, into such number of shares of Common Stock as described below; provided, however, that a holder of
                                           --------  -------
Convertible Preferred Stock may not convert its shares of Convertible Preferred Stock into shares of Common Stock prior to the later of (x) expiration or termination of any waiting period (and any extension thereof) under (1) the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") and (2) any similar period (as determined by the Company in good faith) under the regulations and decisions of the Commission of the European Communities ("EC Rules"), applicable to such holder's acquisition of the Convertible

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Preferred Stock, the Common Stock underlying the Convertible Preferred Stock, the Rights Offering or any of the transactions contemplated thereby, to the extent that the Company determines in good faith such filing and waiting period under such EC Rules are in the best interests of the Company and (y) the completion, termination or abandonment (as determined by the Company in good faith) of the Rights Offering. The number of shares of Common Stock issuable upon conversion of each share of Convertible Preferred Stock shall be equal to the result obtained by dividing (a) $25,410 by (b) the Conversion Price then in effect and (c) in the case of any fraction of a share of Convertible Preferred Stock, by multiplying such result by such fraction.

     If the Company issues subscription rights in the Rights Offering with a per share subscription price for Common Stock that is different than the Conversion Price, the Conversion Price in effect immediately prior to the date of commencement of the Rights Offering shall automatically be adjusted, effective as of the date of commencement of the Rights Offering, to equal such per share subscription price.

     (ii) To convert shares of Convertible Preferred Stock, a holder must (A) surrender the certificate or certificates evidencing such holder's shares of Convertible Preferred Stock to be converted, duly endorsed in a form satisfactory to the Company, at the office of the Company or transfer agent for the Convertible Preferred Stock, if any, (B) notify the Company at such office that such holder elects to convert Convertible Preferred Stock and the number of shares such holder wishes to convert, (C) state in writing the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued, and (D) pay any transfer or similar tax, if required. Such notice referred to in clause (B) above shall be delivered substantially in the following form:


                     "NOTICE TO EXERCISE CONVERSION RIGHT

     The undersigned, being a holder of the Series Z Convertible Preferred Stock of Samsonite Corporation (the "Convertible Preferred Stock") irrevocably exercises the right to convert ____________ outstanding shares of Convertible Preferred Stock on ___________, ____, into shares of Common Stock of Samsonite Corporation in accordance with the terms of the shares of Convertible Preferred Stock, and directs that the shares issuable and deliverable upon the conversion, together with any check in payment for fractional shares, be issued and delivered in the denominations indicated below to the registered holder hereof unless a different name has been indicated below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Dated:   [At least one Business Day prior to the date fixed for conversion]


Fill in for registration of
shares of Common Stock
if to be issued otherwise
than to the registered
holder:

-------------------------------------
Name

-------------------------------------
Address


------------------                --------------------------
Please print name and                    (Signature)
address, including postal
code number


Denominations:__________________"


     (iii) Shares of the Convertible Preferred Stock shall be deemed to have been converted immediately prior to the close of business on the day of the surrender of such shares for conversion in accordance with the foregoing provisions, and the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver at such office a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with payment in lieu of any fraction of a share, as hereinafter provided, to the person or persons entitled to receive the same.

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

     (iv) The Company shall at all times reserve and keep available, free from pre-emptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of the Convertible Preferred Stock, the full number of shares of Common Stock then issuable upon the conversion of all shares of Convertible Preferred Stock then outstanding and shall take all such action and obtain all such permits or orders as may be necessary to enable the Company lawfully to issue such Common Stock upon such conversion.

     (v) No fractional shares of Common Stock shall be issued upon conversion, but, instead of any fraction of a share which would otherwise be issuable, the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the Market Price of such fraction as of the close of business on the day of conversion.

     (vi) The Company will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of the Convertible Preferred Stock pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Convertible Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

     3.    Anti-dilution Adjustments.
           -------------------------

     (i) If the Company (a) pays a dividend or makes any other distribution on or in respect of the Common Stock payable in Common Stock, (b) subdivides or combines its outstanding shares of Common Stock into a greater or smaller number of shares, or (c) issues or distributes any equity securities by reclassification of its Common Stock (other than any issuance constituting a dividend in which the holders of the Convertible Preferred Stock participate in accordance with Section 1 above), the Conversion Price shall be adjusted as of the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or distribution or at the opening of business on the day following the day on which such subdivision, combination or reclassification becomes effective, as the case may be, so that the holders of the Convertible Preferred Stock shall, upon surrender thereafter of any shares of Convertible Preferred Stock for conversion, be entitled to receive the number of shares of Common Stock that such holder would have owned or have been entitled to receive after the happening of any of the events described above had such Convertible Preferred Stock been converted immediately prior to the record date in the case of a dividend or distribution or the effective date in the case of a subdivision, combination or reclassification.

     (ii) In the case of any consolidation or merger of the Company with another entity, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities of the Company or another entity or any other property or assets, then the holders of Convertible Preferred Stock shall thereafter have the right to receive upon surrender thereafter of their shares of Convertible Preferred Stock for conversion, such shares of common stock and/or securities and/or other property or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock that would otherwise have been received by such holders had they converted the Convertible Preferred Stock immediately prior to the effective date of such merger or consolidation.

     (iii) Upon the occurrence of any event described in paragraphs (i) or (ii) above, the Company shall promptly mail to each holder of Convertible Preferred Stock, first class, postage prepaid, a notice which shall describe such event and the change in the number of shares or other assets or securities issuable upon conversion of the Convertible Preferred Stock, setting forth in reasonable detail the method of calculation thereof and the facts upon which such calculation is based.

     (iv)  If:

           (A) the Company takes any action which would require an adjustment pursuant to paragraphs (i) or (ii) above;

           (B) the Company consolidates or merges with, or transfers all or substantially all of its assets to, another corporation, and stockholders of the Company must approve the transaction; or

           (C) there is a dissolution or liquidation of the Company;

the Company shall mail to holders of the Convertible Preferred Stock, first class, postage prepaid, a notice stating the proposed record or effective date, as the case may be. The Company shall mail the notice at least 10 days before such date. However, failure to mail the notice or any defect in it shall not affect the validity of any transaction referred to in clause (A), (B) or (C) of this paragraph.

     4.    Liquidation Preference.  In the event of any voluntary or involuntary
           ----------------------
liquidation, winding-up or dissolution of the Company or reduction or decrease in its capital stock resulting in a distribution of assets to the holders of any class or series of the Company's capital stock, after there shall have been paid, or set apart for payment, to the holders of the outstanding shares of any class having preference over the Convertible Preferred Stock the preferential amounts as to which they are respectively entitled, the holders of the Convertible Preferred Stock shall be entitled to share ratably with the holders of the Common Stock (and all other classes and series of stock entitled to participate with the Common Stock) in the remaining assets of the Company on the basis that such holders would share if all outstanding shares of Convertible Preferred Stock were then converted into Common Stock; provided, that in the
                                                       --------
event that such payment would be less than $0.01 per share of Convertible Preferred Stock, the holders of the Convertible Preferred Stock shall instead be entitled to receive out of the assets of the Company available for distribution to its stockholders, whether from capital, surplus or earnings, an amount per share of Convertible Preferred Stock equal to $0.01 per share (or if less than $0.01 per share is available for distribution in respect of the Convertible Preferred Stock, then all such remaining funds shall be distributed pro rata in
                                                                    --- ----
respect of the Convertible Preferred Stock), before any payment or distribution shall be made to the holders of the Common Stock (or any other class or series of stock entitled to participate with the Common Stock). If, upon any liquidation, winding-up or dissolution of the Company, the assets of the Company, or proceeds thereof, distributable among the holders of shares of Convertible Preferred Stock or any capital stock ranking on a parity with the Convertible Preferred Stock upon liquidation, winding-up or dissolution of the Company, shall be insufficient to pay in full the preferential amounts to which such stock would be entitled, then such assets, or the proceeds thereof, shall be distributable among such holders ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were payable in full. For the purposes hereof, neither a consolidation nor merger of the Company with one or more other corporations, nor a sale or a transfer of all or substantially all of the assets of the Company, shall be deemed to be a liquidation, winding-up or dissolution, voluntary or involuntary, of the Company.

     5.    Mandatory Redemption.
           --------------------

     (i) Subject to prior compliance with the HSR Act, and subject to compliance with any applicable EC Rules to the extent that the Company determines in good faith that such compliance is in the best interests of the Company, the Company may, at its option, redeem the shares of Convertible Preferred Stock, in whole or in part, at any time subsequent to the completion, termination or abandonment (as determined by the Company in good faith) of the Rights Offering, or from time to time thereafter, in exchange for Common Stock. The number of shares of Common Stock so issuable upon redemption of each share of Convertible Preferred Stock shall be equal to the result obtained by dividing
(a) $25,410 by (b) the Conversion Price in effect on the Redemption Date (as defined below) and (c) in the case of any fraction of a share of Convertible Preferred Stock, by multiplying such result by such fraction.

     (ii) At least 10 and not more than 60 days prior to the date fixed for any redemption (the "Redemption Date"), the Company shall provide written notice by first class mail, postage prepaid, to each holder of record of the Convertible Preferred Stock on the record date fixed for such redemption of the Convertible Preferred Stock at their last address as it shall appear on the books of the Company; provided, however, that no failure to give such notice or any defect
         --------  -------
therein or in the mailing thereof shall affect the validity of the procedure for the redemption of any shares of Convertible Preferred Stock except as to the holder to whom the Company has failed to give notice or except as to the holder to whom notice was defective. In addition to any information required by law or by the applicable rules of any exchange upon which Convertible Preferred Stock may be listed or admitted to trading, such notice shall state:

           (1) that such redemption is being made pursuant to the mandatory redemption provisions of Section 5(i) hereof;

           (2) the Redemption Date;

           (3) the number of shares of Convertible Preferred Stock to be redeemed and, if less than all shares held by such holder are to be redeemed, the number of such shares to be redeemed;

           (4) the Conversion Price then in effect;

           (5) the number of shares of Common Stock to be received by such holder in exchange for such holder's shares of Convertible Preferred Stock which are to be redeemed and the method of calculation thereof; and

           (6) the place or places where certificates for such shares are to be surrendered for exchange, including any procedures applicable to redemptions to be accomplished through book-entry transfers.

Upon the mailing of any such notice of redemption, the Company shall become obligated to redeem at the time of redemption specified thereon all shares called for redemption.

     (iii) If notice has been mailed in accordance with Section 5(ii) above and provided, that at all times prior to the Redemption Date specified in such
--------
notice, the Company shall reserve and keep available, free from pre-emptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the redemption of the Convertible Preferred Stock, the full number of shares of Common Stock issuable upon the exchange of the Convertible Preferred Stock, then, from and after the Redemption Date, said shares shall no longer be deemed to be outstanding and shall not have the status of shares of Convertible Preferred Stock. Upon surrender, in accordance with said notice, of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Company shall so require and the notice shall so state), such shares shall be redeemed by the Company in exchange for the applicable number of shares of Common Stock determined in accordance with Section 5(i) above. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate or certificates shall be issued representing the unredeemed shares without cost to the holder thereof.

     6.    Mandatory Conversion.  Subject to prior compliance with the HSR Act,
           --------------------
and subject to compliance with any applicable EC Rules to the extent that the Company determines in good faith that such compliance is in the best interests of the Company, in the event that, at any time subsequent to the completion, termination or abandonment (as determined by the Company in good faith) of the Rights Offering, any holder of Convertible Preferred Stock transfers beneficial ownership of any of such holder's shares of Convertible Preferred Stock to any third party not affiliated with such holder, all such shares of Convertible Preferred Stock so transferred shall be automatically deemed converted into Common Stock (at the conversion rate set forth in Section 2(i) hereof) upon any such transfer, without any action on the part of the Company, such holder or the transferee.

     7.    Voting Rights.
           -------------

     (i) The holders of record of shares of the Preferred Stock shall have no voting rights, except as required by law or by the applicable rules of any securities exchange or automated quotation system upon which Convertible Preferred Stock may be listed or admitted to trading and as hereinafter provided in this Section 7.

     (ii) Upon any consolidation, merger, reclassification or similar transaction, as a result of which:

           (a) the Convertible Preferred Stock would be converted into anything other than the underlying Common Stock into which such Convertible Preferred Stock would have been converted had such conversion taken place prior to the effective date of such consolidation, merger, reclassification or similar transaction or

           (b) the terms of the Common Stock underlying the Convertible Preferred Stock would be amended or altered (each of the events described in clause (a) above and this clause (b) is referred to herein as a "Voting Rights Triggering Event"));

then the holders of a majority of the outstanding shares of Convertible Preferred Stock, voting as a separate single class, shall have the right to approve any such consolidation, merger, reclassification or similar transaction.

     (iii) Whenever such voting right shall have vested by virtue of a Voting Rights Triggering Event, such right may be exercised initially either at a special meeting of the holders of Convertible Preferred Stock, called as hereinafter provided, or at any annual meeting of stockholders or by the written consent of the holders of Convertible Preferred Stock.

     (iv) At any time when such voting right shall have vested in the holders of Convertible Preferred Stock and if such right shall not already have been initially exercised, a proper officer of the Company shall, upon the written request of holders of record of 10% or more of the Convertible Preferred Stock then outstanding, addressed to the Secretary of the Company, call a special meeting of holders of Convertible Preferred Stock. Such meeting shall be held at the earliest practicable date upon the notice required for annual meetings of stockholders at the place for holding annual meetings of stockholders of the Company or, if none, at a place designated by the Secretary of the Company. If such meeting shall not be called by the proper officers of the Company within 30 days after the personal service of such written request upon the Secretary of the Company, or within 30 days after mailing the same within the United States, by registered mail, addressed to the Secretary of the Company at its principal office (such mailing to be evidenced by the registry receipt issued by the postal authorities), then the holders of record of 10% of the shares of the Convertible Preferred Stock then outstanding may designate in writing a holder of Convertible Preferred Stock to call such meeting at the expense of the Company, and such meeting may be called by such person so designated upon the notice required for annual meetings of stockholders and shall be held at the place for holding annual meetings of the Company or, if none, at a place designated by such holder. Any holder of Convertible Preferred Stock that would be entitled to vote at such meeting shall have access to the stock books of the Company for the purpose of causing a meeting of stockholders to be called pursuant to the provisions of this Section 7. Notwithstanding the provisions of this paragraph, however, no such special meeting shall be called if any such request is received less than 90 days before the date fixed for the next ensuing annual or special meeting of stockholders.

     (v) The Company shall not, without the affirmative vote or consent of the holders of at least 66 2/3% of the shares of Convertible Preferred Stock then outstanding (with shares held by the Company not being considered to be outstanding for this purpose) voting or consenting as the case may be, as one class:

           (a) amend or otherwise alter this Certificate of Designations (including the provisions of Section 7 hereof) in any manner, either directly or indirectly, including, without limitation, through merger or consolidation with another entity, that adversely affects the specified rights, preferences, privileges or voting rights of holders of Convertible Preferred Stock; provided that no merger or consolidation pursuant to which
                      --------
     the Convertible Preferred Stock is converted into or exchanged for securities or assets that are the same as the holders of Convertible Preferred Stock would have received had they converted such Convertible Preferred Stock immediately prior thereto (whether or not such conversion was then permitted pursuant to the proviso to the first sentence of paragraph 2(i) hereof) shall be deemed to have adversely affected the specified rights, preferences, privileges or voting rights of the holders of Convertible Preferred Stock;

           (b) alter the voting rights with respect to the Convertible Preferred Stock or reduce the number of shares of Convertible Preferred Stock whose holders must consent to an amendment, supplement or waiver;

           (c) reduce the liquidation preference of or alter the number of shares of Common Stock issuable upon redemption of the Convertible Preferred Stock in accordance with the second sentence of Section 5(i) hereof;

           (d) reduce the rate of or change the time for payment of dividends on any share of Convertible Preferred Stock;

           (e) waive the consequences of any failure to pay dividends on the Convertible Preferred Stock;

           (f) make any share of Convertible Preferred Stock payable in any form other than that stated in this Certificate of Designations;

           (g) make any change in the provisions of this Certificate of Designations relating to waivers of the rights of holders of Convertible Preferred Stock to receive the liquidation preference and dividends on the Convertible Preferred Stock; or

           (h) make any change in the foregoing amendment and waiver provisions.

     (vii) The Company in its sole discretion may without the vote or consent of any holders of the Convertible Preferred Stock amend or supplement this Certificate of Designations:

           (a) to cure any ambiguity, defect or inconsistency;

           (b) to provide for uncertificated Convertible Preferred Stock in addition to or in place of certificated Convertible Preferred Stock; or

           (c) to make any change that would provide any additional rights or benefits to the holders of the Convertible Preferred Stock or that does not adversely affect the legal rights under this Certificate of Designations of any such holder.

     (vii) The consent of the holders of the Convertible Preferred Stock will not be required for the Company to increase or decrease the amount of authorized capital stock of any class, including any preferred stock, and such increase or decrease in the amount of such authorized capital stock shall not be deemed to affect adversely the rights, preferences, privileges, special rights or voting rights of holders of shares of Convertible Preferred Stock.

     8.    Exclusion of Other Rights.  Except as may otherwise be required by
           -------------------------
law, the shares of Convertible Preferred Stock shall not have any voting powers, preferences and relative, participating, optional or other special rights, other than those specifically set forth in this resolution (as such resolution may be amended from time to time) and in the Certificate of Incorporation. The shares of Convertible Preferred Stock shall have no preemptive or subscription rights.

     9.    Headings of Subdivisions.  The headings of the various subdivisions
           ------------------------
hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

     10.   Severability of Provisions.  If any voting powers, preferences and
           --------------------------
relative, participating, optional and other special rights of the Convertible Preferred Stock and qualifications, limitations and restrictions thereof set forth in this Certificate of Designations (as such Certificate of Designations may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other voting powers, preferences and relative, participating, optional and other special rights of Convertible Preferred Stock and qualifications, limitations and restrictions thereof set forth in this Certificate of Designations (as so amended) which can be given effect without the invalid, unlawful or unenforceable voting powers, preferences and relative, participating, optional or other special rights of Convertible Preferred Stock and qualifications, limitations and restrictions thereof shall, nevertheless, remain in full force and effect, and no voting powers, preferences and relative, participating, optional or other special rights of Convertible Preferred Stock and qualifications, limitations and restrictions thereof herein set forth shall be deemed dependent upon any other such voting powers, preferences and relative, participating, optional or other special rights of Convertible Preferred Stock and qualifications, limitations and restrictions thereof unless so expressed herein.

     11.   Re-issuance of Convertible Preferred Stock. Shares of Convertible
           ------------------------------------------
Preferred Stock that have been issued and reacquired in any manner, including shares purchased or redeemed or exchanged or converted, shall (upon compliance with any applicable provisions of the laws of Delaware) have the status of authorized but unissued shares of preferred stock of the Company undesignated as to series and may be designated or re-designated and issued or reissued, as the case may be, as part of any series of preferred stock of the Company; provided,
                                                                      --------
that any issuance of such shares as Convertible Preferred Stock must be in compliance with the terms hereof.

     12.   Mutilated or Missing Preferred Stock Certificates.  If any of the
           -------------------------------------------------
Convertible Preferred Stock certificates shall be mutilated, lost, stolen or destroyed, the Company shall issue, in exchange and in substitution for and upon cancellation of the mutilated Convertible Preferred Stock certificate, or in lieu of and substitution for the Convertible Preferred Stock certificate lost, stolen or destroyed, a new Convertible Preferred Stock certificate of like tenor and representing an equivalent amount of shares of Convertible Preferred Stock, but only upon receipt of evidence of such loss, theft or destruction of such Convertible Preferred Stock certificate and indemnity, if requested, satisfactory to the Company and the transfer agent (if other than the Company).

     13.   Certain Definitions.  As used in this Certificate of Designations,
           -------------------
the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

     "Business Day" means any day except a Saturday, a Sunday, or any day on
      ------------
which banking institutions in New York, New York are required or authorized by law or other governmental action to be closed.

     "Closing Price" means, for any Trading Day, the closing bid price for the
      -------------
Common Stock on the Nasdaq Stock Market or, if the Common Stock is not quoted on the Nasdaq Stock Market, the closing bid price in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose.

     "Commission" means the Securities and Exchange Commission.
      ----------

     "Common Stock" means the common stock, par value $0.01 per share, of the
      ------------
Company.

     "Conversion Price" shall initially mean $6.00 per share of Convertible
      ----------------
Preferred Stock and thereafter shall be subject to adjustment from time to time pursuant to the terms of the second paragraph of Section 2(i) hereof and Section 3 hereof.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.
      ------------

     "Investment Agreement" means the Investment Agreement, dated as of April 7,
      --------------------
1999, between the Company and Apollo Investment Fund, L.P.

     "Market Price", per share of Common Stock, on any date, shall mean the
      ------------
previous Trading Day's Closing Price.

     "Person" means any individual, corporation, partnership, joint venture,
      ------
association, joint stock company, trust, limited liability company, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

     "Trading Day" means any day on which the Nasdaq Stock Market or other
      -----------
applicable stock exchange or market is open for business.


     IN WITNESS WHEREOF, the Company has caused this certificate to be duly executed by, Richard H. Wiley, Chief Financial Officer of the Company, and attested by Steve Armstrong, Assistant Secretary of the Company, this 9th day of April, 1999.


                            SAMSONITE CORPORATION


                            By:  /s/ RICHARD H. WILEY
                               ------------------------------
                            Name:  Richard H. Wiley
                            Title: Chief Financial Officer



ATTEST:


By:  /s/ STEVE ARMSTRONG
   ---------------------------
Name:   Steve Armstrong
Title: Assistant Secretary